Exhibit 99.2

               RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.
                   RENAISSANCE US GROWTH INVESTMENT TRUST PLC
                     BFS US SPECIAL OPPORTUNITIES TRUST PLC

                      8080 N. CENTRAL EXPRESSWAY, SUITE 210
                               DALLAS, TEXAS 75206



June 28, 2005

Simtek Corporation
4250 Buckingham Drive #100
Colorado Springs, CO  80907

Re: 7.50% Convertible Debenture issued to Renaissance Capital Growth & Income Fund III, Inc., dated June 28, 2002, in the original principal amount of $1,000,000;

     7.50% Convertible Debenture issued to Renaissance US Growth Investment Trust PLC, dated June 28, 2002, in the original principal amount of $1,000,000; and

     7.50% Convertible Debenture issued to BFS US Special Opportunities Trust PLC, dated June 28, 2002, in the original principal amount of $1,000,000 (collectively, the "Debentures")

Gentlemen:

     The Debentures. On June 28, 2002, Simtek Corporation, a Colorado corporation ("Simtek"), issued the Debentures to the undersigned holders.
Section 3 of each of the Debentures provides that if the Debentures have not been sooner redeemed or converted, then commencing on June 28, 2005 Simtek is required to make mandatory principal redemption installments on the Debentures, all as set forth in more detail in the Debentures.

     Waiver. The undersigned holders of the Debentures hereby waive the requirement that such installments commence on June 28, 2005. Instead, (i) the commencement of such installments shall be deferred until (and shall commence on) July 1, 2006, at which time Simtek shall begin making such installments on the terms set forth in the Debentures (except that the June 28, 2005 date in Section 3 thereof shall be deemed to be replaced by "July 1, 2006"), and (ii) the amount of each mandatory principal redemption installment shall be $13.33 per $1,000 of the then remaining principal amount of each of the Debentures (rather than $10 per $1,000, as currently contemplated by the Debentures). Such waiver and deferment are conditioned upon the undersigned holders receiving warrants to purchase an aggregate of 200,000 shares of common stock of Simtek (the "New Warrants"), with such 200,000 shares being allocated among the undersigned holders of the Debentures in proportion to the original principal amount of the Debentures issued to each of such holders. The New Warrants shall have a five year term and a strike of $0.50, and be in the form attached hereto as Exhibit A.

     Confirmations. Each of Simtek and Q-DOT, Inc., an Illinois corporation ("Q-Dot") ratifies and confirms that the Debentures, this letter agreement, and all other documents executed by Simtek or Q-Dot in connection with the issuance of the Debentures, including but not limited to the Subsidiary Security Agreement and the Subsidiary Guaranty, both dated as of June 28, 2002 (the Debentures and all such other agreements being collectively referred to as the "Loan Documents") are and remain in full force and effect in accordance with their respective terms. In addition, Q-Dot acknowledges, agrees, accepts and consents to the terms and provisions hereof and the Debentures. Except as expressly provided herein, this letter does not constitute a waiver or modification of any of the terms or provisions set forth in any of the Loan Documents and shall not impair any right that the undersigned holders (or their Agent, Renn Capital, Inc.) may now or hereafter have under or in connection with the Loan Documents. The waiver and deferment hereby granted (i) does not impair the rights of the undersigned holders or the Agent to insist upon strict compliance with the Loan Documents, and (ii) does not extend to any other Loan Documents other than the Debentures.

     Legal Fees. Simtek shall pay the reasonable fees and expenses counsel for the undersigned holders of Debentures incurred in connection with the preparation and execution of this letter agreement and the New Warrants.




             [The remainder of this page is intentionally blank. The
                            signature page follows.]

Sincerely,


Renaissance Capital Growth & Income Fund III, Inc.

By:      /s/ RUSSELL CLEVELAND
       --------------------------------------
Name:            Russell Cleveland
       --------------------------------------
Title:           President
       --------------------------------------

Renaissance US Growth Investment Trust PLC

By:      /s/ RUSSELL CLEVELAND
       --------------------------------------
Name:            Russell Cleveland
       --------------------------------------
Title:           Director
       --------------------------------------

BFS US Special Opportunities Trust PLC

By:      /s/ RUSSELL CLEVELAND
       --------------------------------------
Name:            Russell Cleveland
       --------------------------------------
Title:           Director
       --------------------------------------



AGREED TO AND ACCEPTED:

Simtek Corporation

By:      /s/ HAROLD A. BLOMQUIST
       --------------------------------------
Name:            Harold A. Blomquist
       --------------------------------------
Title:           President & CEO
       --------------------------------------

Q-DOT, Inc.

By:      /s/ JO A. CHANDLER
       ------------------------------------------------
Name:            Jo A. Chandler
         --------------------------------------------
Title:           Corporate Secretary
        ---------------------------------------------

                                    EXHIBIT A
                                     WARRANT

     VOID AFTER 5:00 P.M., COLORADO TIME,
     ON JUNE 28, 2010



     NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), or the securities laws of any state of the United States. The securities represented hereby may not be offered or sold in the absence of an effective registration statement for the securities under applicable securities laws unless offered, sold or transferred under an available exemption from the registration requirements of those laws. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.



Date: June 28, 2005

                               SIMTEK CORPORATION
                             STOCK PURCHASE WARRANT

     THIS CERTIFIES THAT, for value received, [Renaissance Capital Growth and Income Fund III, Inc.] [Renaissance US Growth & Income Trust, PLC] [BFSUS Special Opportunities Trust, PLC] or its registered assigns, is entitled to purchase (this "Warrant") from Simtek Corporation, a corporation organized under the laws of the State of Colorado (the "Company"), at any time or from time to time during the Exercise Period (as defined in Section 2 hereof), [66,666] [66,667] [66,667] fully paid and nonassessable shares of the Company's common stock, $0.01 par value (the "Common Stock"), at an exercise price per share (the "Exercise Price") of $0.50. The number of shares of Common Stock purchasable hereunder (the "Warrant Shares") and the Exercise Price are subject to adjustment as provided in Section 4 hereof.

     This Warrant is subject to the following terms, provisions and conditions:

     1. (a) Manner of Exercise; Issuance of Certificates. Subject to the provisions hereof, including, without limitation, the limitations contained in
Section 7 hereof, this Warrant may be exercised at any time during the Exercise Period by the holder hereof, in whole or in part, by delivery of a completed exercise agreement in the form attached hereto (the "Exercise Agreement"), to the Company by 5 p.m. Colorado time on any Business Day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof) and upon payment to the Company as provided in Section 1(b) below of the applicable Exercise Price for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered and the completed Exercise Agreement shall have been delivered and payment shall have been made for such shares as set forth above or, if such day is not a Business Day, on the next succeeding Business Day. The Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding ten (10) Business Days, after this Warrant shall have been so exercised (the "Delivery Period"). If the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, and so long as the certificates therefor do not require a legend and the holder is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Warrant Shares so purchased to the holder by crediting the account of the holder or its nominee with DTC through its Deposit Withdrawal Agent Commission system ("DTC Transfer"). If the aforementioned conditions to a DTC Transfer are not satisfied, the Company shall deliver to the holder physical certificates representing the Warrant Shares so purchased. Further, the holder may instruct the Company to deliver to the holder physical certificates representing the Warrant Shares so purchased in lieu of delivering such shares by way of DTC Transfer. Any certificates so delivered shall be in such denominations as may be requested by the holder hereof, shall be registered in the name of such holder or such other name as shall be designated by such holder and, following the date on which the Warrant Shares may be sold by the holder pursuant to Rule 144(k) promulgated under the Securities Act (or a successor rule), shall not bear any restrictive legend. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

         (b) Payment of Exercise Price. The holder shall pay the Exercise Price in immediately available funds; provided, however, if the Registration Statement has not become effective (as described in Section 8 hereof) and is not effective at the time holder exercises this Warrant, the holder hereof may satisfy its obligation to pay the Exercise Price through a "cashless exercise," in which event the Company shall issue to the holder hereof the number of Warrant Shares determined as follows:



                          X = Y [(A-B)/A]
              where:
                          X = the number of Warrant Shares to be issued to the holder.

                          Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

                          A = the average of the closing prices for the five trading days immediately prior to (but not including) the Exercise Date.

                          B = the Exercise Price.

         For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the holder hereof, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued.


     2. Period of Exercise. Except as set forth in Section 7(g) below, this Warrant may be exercised at any time or from time to time (an "Exercise Date") during the period (the "Exercise Period") beginning on (a) the date hereof and ending (b) at 5:00 p.m., Colorado time, on the fifth annual anniversary of the date of original issuance hereof. Notwithstanding anything to the contrary herein, the Exercise Period shall be extended one (1) day for each day following the Effective Date that the holder hereof may not sell shares under the Registration Statement described in Section 8 hereof or pursuant to Rule 144 under the Securities Act if the holder effected a "cashless exercise" of this Warrant pursuant to Section 1(b), in each case only if and only to the extent such inability to sell is the result of the Company's breach of its registration obligations set forth in Section 8 hereof or obligations with respect to resales of Warrant Shares under Rule 144 of the Securities Act.

     3. Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

         (a) Shares to be Fully Paid. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid and nonassessable and free from all taxes, liens, claims and encumbrances (except for restrictions existing under applicable securities laws).

         (b) Reservation of Shares. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise in full of this Warrant (without giving effect to the limitations on exercise set forth in Section 7(g) hereof).

         (c) Listing. The Company has secured the listing of the shares of Common Stock issuable upon exercise of or otherwise pursuant to this Warrant upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed or become listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of or otherwise pursuant to this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of or otherwise pursuant to this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

         (d) Successors and Assigns. This Warrant shall be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company's assets.

         (e) Blue Sky Laws. The Company shall, on or before (or, to the extent permitted by applicable law, after) the date of issuance of any Warrant Shares, take such actions as the Company shall reasonably determine are necessary to qualify the Warrant Shares for, or obtain exemption for the Warrant Shares for, sale to the holder of this Warrant upon the exercise hereof under applicable securities or "blue sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the holder of this Warrant within twenty (20) days of such date; provided, however, that the Company shall not be required to qualify as a foreign corporation or file a general consent to service of process in any such jurisdiction.

     4. Antidilution Provisions. During the Exercise Period, the Exercise Price and the number of Warrant Shares issuable upon the exercise of the Warrants, shall be subject to adjustment from time to time as provided in this Section 4.

     In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent; provided that, in no event shall the Exercise Price per share be reduced below $0.01.

         (a) Subdivision or Combination of Common Stock. If the Company, at any time during the Exercise Period, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time during the Exercise Period, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

         (b) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 4 other than a Company Reduction as defined in Section 4(k), the number of shares of Common Stock issuable upon exercise of this Warrant shall be increased or decreased to equal the quotient obtained by dividing (i) the product of (A) the Exercise Price in effect immediately prior to such adjustment, multiplied by (B) the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment, by (ii) the adjusted Exercise Price.

         (c) Consolidation, Merger or Sale. In case of any consolidation of the Company with, or merger of the Company into, any other entity, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company at any time during the Exercise Period, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities, cash or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to cause the provisions of this Section 4 thereafter to be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant. The Company will not effect any consolidation, merger or sale or conveyance of all or substantially all of its assets unless prior to the consummation thereof, the successor entity (if other than the Company) assumes by written instrument the obligations under this Warrant and the obligations to deliver to the holder of this Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the holder may be entitled to acquire. If a transaction constitutes or results in a Change of Control, then at the request of the holder hereof delivered before the 90th day after such transaction, the Company (or any such successor or surviving entity) will purchase the Warrant from the holder of this Warrant for a purchase price, payable in cash within five (5) Business Days after such request (or, if later, on the effective date of such transaction), equal to the Black-Scholes value of the remaining unexercised portion of this Warrant on the date of such request. For the purposes of this Section, "Change of Control" means the consummation of a "Rule 13e-3 transaction" as defined in Rule 13e-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to the Company that is initiated by a member of the Company's management (but not a Rule 13e-3 transaction initiated by the holder of this Warrant, any of its affiliates or any officers, directors or managers of such holder or its affiliates).

         (d) Distribution of Assets. In case the Company shall declare or make any distribution of its assets (other than cash) (or rights to acquire its assets (other than cash)) to all holders of Common Stock as a partial liquidating dividend, stock repurchase, by way of return of capital or otherwise (including any dividend or distribution to the Company's stockholders of shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), at any time during the Exercise Period, then, upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, the holder of this Warrant shall be entitled to receive its pro-rata amount of such assets (or such rights) as would have been payable to the holder had such holder been the holder of such shares of Common Stock on the record date for the determination of stockholders entitled to such Distribution.

         (e) Notice of Adjustment. Upon the occurrence of any event which requires any adjustment of the Exercise Price other than a Company Reduction as defined in Section 4(k), then, and in each such case, the Company shall give notice thereof to the holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares issuable upon exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

         (f) Minimum Adjustment of the Exercise Price. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

         (g) No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the closing bid price of a share of Common Stock on the Principal Market on the date of such exercise.

         (h)  Other Notices. In case at any time:

              (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution (other than dividends or distributions payable in cash out of retained earnings consistent with the Company's past practices with respect to declaring dividends and making distributions) to the holders of the Common Stock;

              (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

              (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

              (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the holder of this Warrant
(a) notice of the date or estimated date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable estimate thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least fifteen (15) days prior to the record date or the date on which the Company's books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above. Notwithstanding the foregoing, the Company may publicly disclose the substance of any notice delivered hereunder prior to delivery of such notice to the holder of this Warrant.

         (i) Certain Events. If, at any time during the Exercise Period, any event occurs of the type contemplated by the adjustment provisions of this
Section 4 but not expressly provided for by such provisions, the Company will give notice of such event as provided in Section 4(e) hereof, and the Company's Board of Directors will make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock acquirable upon exercise of this Warrant so that the rights of the holder shall be neither enhanced nor diminished by such event.

         (j) Certain Definitions.

              (i) "Business Day" means any day, other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close.

              (ii) "Common Stock," for purposes of this Section 4, includes the Common Stock and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Warrant shall include only Common Stock in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Section 4(c) hereof, the stock or other securities or property provided for in such Section.

              (iii) "Principal Market" means the Over-the-Counter Bulletin Board or, if the Common Stock is not traded on the Over-the-Counter Bulletin Board, then the principal securities exchange or trading market for the Common Stock.

         (k) Adjustment of Exercise Price by the Company. To the extent permitted by applicable law, the Company at any time shall have the right to reduce the Exercise Price (a "Company Reduction") by any amount for any period of time; provided that the conditions of this Section 4(k) are satisfied. The Company may exercise its right to Company Reduction by delivering to the holder of this Warrant written notice (a "Company Reduction Notice") at least fifteen
(15) Business Days prior to the first day of the Company Reduction Period (as defined below). The Company Reduction Notice shall state the reduced Exercise Price (the "Alternative Exercise Price") and the period (the "Company Reduction Period") during which the Alternative Exercise Price will be in effect, which Company Reduction Period must be at least fifteen (15) Business Days in duration. A Company Reduction Notice shall be irrevocable. The Exercise Price shall be adjusted upon the expiration of the Company Reduction Period to the Exercise Price that otherwise would then be in effect if the Company Reduction had not occurred. Notwithstanding anything to the contrary in this Section 4(k), the Alternative Exercise Price shall at no time be greater than the Exercise Price that otherwise would be in effect during such Company Reduction Period if such Company Reduction had not occurred.

     5. Issue Tax. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

     6. No Rights or Liabilities as a Stockholder. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     7.  Transfer, Exchange, Redemption and Replacement of Warrant.

         (a) Restriction on Transfer. This Warrant and the rights granted to the holder hereof are transferable in whole or in part, at any one time, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in
Section 7(e) below; provided, however, that any transfer or assignment shall be subject to the conditions set forth herein. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary.

         (b) Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Section 7(e) below, for new Warrants of like tenor of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrant to represent the right to purchase such number of shares as shall be designated by the holder hereof at the time of such surrender.

         (c) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         (d) Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 7, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the holder or transferees) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 7.

         (e) Warrant Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

         (f) Exercise or Transfer Without Registration. If, at the time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder), shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange, (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be reasonably acceptable to the Company and shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such exercise, transfer, or exchange may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance reasonably acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act; provided, that no such opinion, letter, or status as an "accredited investor" shall be required in connection with a transfer pursuant to Rule 144 under the Securities Act.

         (g) Limitation on Number of Warrant Shares. Notwithstanding any provision hereof to the contrary, the Company shall not be obligated to issue any Warrant Shares upon exercise of the Warrant if the issuance of such shares would exceed that number of shares which the Company may issue upon exercise of the Warrant (the "Exchange Cap") without breaching the Company's obligations under the rules and regulations of the Principal Market, except that such limitation shall not apply in the event that the Company obtains the approval of its stockholders as required by the applicable rules of the Principal Market (or any successor rule or regulation) for issuances of Shares in excess of such amount. Until such approval is obtained, no holder shall be issued, upon exercise of the Warrant, Shares in an amount greater than the product of (i) the Exchange Cap amount then in effect multiplied by (ii) 0.33 (the "Cap Allocation Amount"). In the event that any holder shall sell or otherwise transfer any of such holder's Warrant, the transferee shall be allocated a pro rata portion of such holder's Cap Allocation Amount. In the event that any holder of the Warrant shall convert and exercise, as the case may be, all of such holder's Warrant into a number of Shares which, in the aggregate, is less than such holder's Cap Allocation Amount, then the difference between such holder's Cap Allocation Amount and the number of Shares actually issued to such holder shall be allocated to the respective Cap Allocation Amounts of the remaining holders of the Warrant on a pro rata basis in proportion to the number of Shares then issuable under the Warrant then held by each such holder. The restrictions contained in this Section 7(g) may not be amended without the consent of the holder of this Warrant and the holders of a majority of the Company's outstanding Common Stock (excluding the holder of this Warrant to the extent (and only to the extent) at the record date for determining stockholders entitled to vote thereon, such holder holds any of the Company's Common Stock).

     8. Registration Rights. Within ninety (90) days from the date hereof, the Company shall file a registration statement on Form S-2 (or, if Form S-2 is not then available, on such form of registration statement as is then available) under the Securities Act covering all of the Warrant Shares (the "Registrable Securities") or shall cause the Registrable Securities to be included, by pre-effective amendment, in a previously filed registration statement on Form S-2 (as applicable, the "Registration Statement"), and the Company shall use its best efforts to cause the Registration Statement to be declared effective and to keep the Registration Statement continuously effective until all of the Warrant Shares registered therein cease to be registrable securities. The securities shall cease to be registrable securities (a) when the Registration Statement shall have become effective under the Securities Act and such securities shall have been disposed of pursuant to a registration statement, or (b) such securities shall have been sold as permitted by Rule 144 under the Securities Act or the date on which the Registrable Securities may be sold pursuant to Rule 144(k), whichever is the first to occur. The Registration Statement, to the extent allowable under the Securities Act and the rules promulgated thereunder, shall also cover such number of additional shares of Common Stock as may become issuable upon exercise of the Warrant to prevent dilution resulting from stock splits, stock dividends or similar transactions. The Company agrees, if necessary, to supplement or amend the Registration Statement, as required by the registration form utilized by the Company or by the instructions applicable to such registration form or by the Securities Act, and the Company agrees to furnish to the holders of the Warrant and the Warrant Shares copies of any such supplement or amendment prior to its being used. Failure to file the Registration Statement within 90 days following the date hereof and use its best efforts to cause the Registration Statement to become effective within 120 days following the date hereof will result in the issuance of additional warrants to purchase 22,222 shares of Common Stock at $0.50 per share, in the form attached hereto as Exhibit A (the "Penalty Warrants"), every subsequent 30 days until such Registration Statement is declared effective. For the purposes of this Agreement, the defined term "Warrant" shall be deemed to include the term "Penalty Warrants."

     9. Notices. Any notices required or permitted to be given under the terms of this Warrant shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier, or by confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

          If to the Company:

          Simtek Corporation
          4250 Buckingham Dr., Suite 100
          Colorado Springs, CO 80907
          Telephone No.: (719) 531-9444
          Telecopier No.: (719) 531-9481
          Attention: Harold Blomquist, President

          With a copy to:

          Holme Roberts & Owen LLP
          90 S. Cascade Avenue, Suite 1300
          Colorado Springs, CO 80903
          Telephone No.:  (719) 473-3800
          Telecopier No.:  (719) 633-1518
          Attention:  Hendrik F. Jordaan, Esq.


     If to the holder, at such address as such holder shall have provided in writing to the Company, or at such other address as such holder furnishes by notice given in accordance with this Section 9.

     10. Governing Law; Venue; Waiver Of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this warrant shall be governed by and construed and enforced in accordance with the laws of the State of Texas. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the city of Dallas, Texas, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the transaction documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The Company hereby waives all rights to a trial by jury.

11.      Miscellaneous.

         (a) Amendments. Except as provided in Section 7(g) hereof, this Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the holder hereof.

         (b) Descriptive Headings. The descriptive headings of the several Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

         (c) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

         (d) Subject to the restrictions on transfer set forth herein, this Warrant may be assigned by the holder. This Warrant may not be assigned by the Company. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the holder any legal or equitable right, remedy or cause of action under this Warrant.

         (e) The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder hereof against impairment. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, (ii) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant, and (iii) will not close its stockholder books or records in any manner which interferes with the timely exercise of this Warrant.

         (f) In addition to any other rights available to a holder hereof, if the Company fails to deliver to the holder hereof a certificate representing Warrant Shares by the tenth Business Day after the date on which delivery of such certificate is required by this Warrant, and if after such tenth Business Day the holder hereof purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the holder hereof of the Warrant Shares that the holder hereof anticipated receiving from the Company (a "Buy-In"), then the Company shall, within three (3) trading days after the holder hereof requests and in the discretion of the holder hereof, either (i) pay cash to the holder hereof in an amount equal to the holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the holder hereof a certificate or certificates representing such Common Stock and pay cash to the holder hereof in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the closing price on the date of the event giving rise to the Company's obligation to deliver such certificate. Notwithstanding anything to the contrary, this Section 11(f) shall not apply if the Company fails to timely perform due to the transfer agent's failure to timely deliver the certificates or otherwise effect the issuance in accordance with the instructions from the Company.

         (g) The Company's obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the holder hereof to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the holder hereof or any other Person of any obligation to the Company or any violation or alleged violation of law by the holder hereof or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the holder hereof in connection with the issuance of Warrant Shares. Nothing herein shall limit a right of the holder hereof to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.


                                   SIMTEK CORPORATION


                                   By:
                                          --------------------------------------
                                   Name:
                                          --------------------------------------
                                   Title:
                                          --------------------------------------

                           FORM OF EXERCISE AGREEMENT

         (To be Executed by the holder in order to Exercise the Warrant)

     To:   Simtek Corporation
           4250 Buckingham Dr., Suite 100
           Colorado Springs, CO 80907
           Telephone No.: (719) 531-9444
           Telecopier No.: (719) 531-9481
           Attention: Harold Blomquist, President

     The undersigned hereby irrevocably exercises the right to purchase _____________ shares of the Common Stock, $.01 par vale per share, of SIMTEK CORPORATION, a corporation organized under the laws of the State of Colorado (the "Company"), and tenders herewith payment of the Exercise Price in full, in the amount of $_____________, in cash, by certified bank check or by wire transfer of immediately available funds for the account of the Company or exercises this Warrant pursuant to the "cashless exercise" provisions thereof; and

     The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

[ ] The undersigned requests that the Company cause its transfer agent to electronically transmit the Common Stock issuable pursuant to this Exercise Agreement to the account of the undersigned or its nominee (which is _________________) with DTC through its Deposit Withdrawal Agent Commission System ("DTC Transfer").

[ ] In lieu of receiving the shares of Common Stock issuable pursuant to this Exercise Agreement by way of DTC Transfer, the undersigned hereby requests that the Company cause its transfer agent to issue and deliver to the undersigned physical certificates representing such shares of Common Stock.

     The undersigned requests that a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant, in the name of the Holder and delivered to the undersigned at the address set forth below:


Dated:
       ----------------------              -------------------------------------
                                           Signature of Holder

                                           -------------------------------------
                                           Name of Holder (Print)
                                           Address:

                                           -------------------------------------

                                           -------------------------------------

                                           -------------------------------------

                               FORM OF ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the attached Warrant, with respect to the number of shares of Common Stock covered thereby issuable pursuant to the attached Warrant set forth hereinbelow, to:


Name of Assignee                   Address                          No of Shares
----------------                   -------                          ------------



and hereby irrevocably constitutes and appoints _______________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.


Dated: _____________________, ____

In the presence of

------------------------------

                                Name:
                                     --------------------------------------


                                     Signature:
                                               ----------------------------
                                     Title of Signing Officer or Agent (if any):

                                              --------------------------
                                     Address:
                                              --------------------------

                                              --------------------------


                                     Note: The above signature should correspond
                                           exactly with the name on the face of
                                           the within Warrant.

                                    EXHIBIT A
                          FORM OF $0.50 PENALTY WARRANT



     VOID AFTER 5:00 P.M., COLORADO TIME,
     ON _____________, 20__



     NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), or the securities laws of any state of the United States. The securities represented hereby may not be offered or sold in the absence of an effective registration statement for the securities under applicable securities laws unless offered, sold or transferred under an available exemption from the registration requirements of those laws. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.



Date: __________, 20__

                               SIMTEK CORPORATION
                             STOCK PURCHASE WARRANT

     THIS CERTIFIES THAT, for value received, __________________________ or its registered assigns, is entitled to purchase (this "Warrant") from Simtek Corporation, a corporation organized under the laws of the State of Colorado (the "Company"), at any time or from time to time during the Exercise Period (as defined in Section 2 hereof), _________ fully paid and nonassessable shares of the Company's common stock, $0.01 par value (the "Common Stock"), at an exercise price per share (the "Exercise Price") of $0.50. The number of shares of Common Stock purchasable hereunder (the "Warrant Shares") and the Exercise Price are subject to adjustment as provided in Section 4 hereof.

     This Warrant is subject to the following terms, provisions and conditions:

     1. (a) Manner of Exercise; Issuance of Certificates. Subject to the provisions hereof, including, without limitation, the limitations contained in
Section 7 hereof, this Warrant may be exercised at any time during the Exercise Period by the holder hereof, in whole or in part, by delivery of a completed exercise agreement in the form attached hereto (the "Exercise Agreement"), to the Company by 5 p.m. Colorado time on any Business Day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof) and upon payment to the Company as provided in Section 1(b) below of the applicable Exercise Price for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered and the completed Exercise Agreement shall have been delivered and payment shall have been made for such shares as set forth above or, if such day is not a Business Day, on the next succeeding Business Day. The Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding ten (10) Business Days, after this Warrant shall have been so exercised (the "Delivery Period"). If the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, and so long as the certificates therefor do not require a legend and the holder is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Warrant Shares so purchased to the holder by crediting the account of the holder or its nominee with DTC through its Deposit Withdrawal Agent Commission system ("DTC Transfer"). If the aforementioned conditions to a DTC Transfer are not satisfied, the Company shall deliver to the holder physical certificates representing the Warrant Shares so purchased. Further, the holder may instruct the Company to deliver to the holder physical certificates representing the Warrant Shares so purchased in lieu of delivering such shares by way of DTC Transfer. Any certificates so delivered shall be in such denominations as may be requested by the holder hereof, shall be registered in the name of such holder or such other name as shall be designated by such holder and, following the date on which the Warrant Shares may be sold by the holder pursuant to Rule 144(k) promulgated under the Securities Act (or a successor rule), shall not bear any restrictive legend. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

         (b) Payment of Exercise Price. The holder shall pay the Exercise Price in immediately available funds; provided, however, if the Registration Statement has not become effective (as described in Section 8 hereof) and is not effective at the time holder exercises this Warrant, the holder hereof may satisfy its obligation to pay the Exercise Price through a "cashless exercise," in which event the Company shall issue to the holder hereof the number of Warrant Shares determined as follows:



                        X = Y [(A-B)/A]
          where:
                        X = the number of Warrant Shares to be issued to the holder.

                        Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

                        A = the average of the closing prices for the five trading days immediately prior to (but not including) the xercise Date.

                        B = the Exercise Price.

          For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the holder hereof, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued.

     2. Period of Exercise. Except as set forth in Section 7(g) below, this Warrant may be exercised at any time or from time to time (an "Exercise Date") during the period (the "Exercise Period") beginning on (a) the date hereof and ending (b) at 5:00 p.m., Colorado time, on the fifth annual anniversary of the date of original issuance hereof. Notwithstanding anything to the contrary herein, the Exercise Period shall be extended one (1) day for each day following the Effective Date that the holder hereof may not sell shares under the Registration Statement described in Section 8 hereof or pursuant to Rule 144 under the Securities Act if the holder effected a "cashless exercise" of this Warrant pursuant to Section 1(b), in each case only if and only to the extent such inability to sell is the result of the Company's breach of its registration obligations set forth in Section 8 hereof or obligations with respect to resales of Warrant Shares under Rule 144 of the Securities Act.

     3. Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

         (a) Shares to be Fully Paid. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid and nonassessable and free from all taxes, liens, claims and encumbrances (except for restrictions existing under applicable securities laws).

         (b) Reservation of Shares. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise in full of this Warrant (without giving effect to the limitations on exercise set forth in Section 7(g) hereof).

         (c) Listing. The Company has secured the listing of the shares of Common Stock issuable upon exercise of or otherwise pursuant to this Warrant upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed or become listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of or otherwise pursuant to this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of or otherwise pursuant to this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

         (d) Successors and Assigns. This Warrant shall be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company's assets.

         (e) Blue Sky Laws. The Company shall, on or before (or, to the extent permitted by applicable law, after) the date of issuance of any Warrant Shares, take such actions as the Company shall reasonably determine are necessary to qualify the Warrant Shares for, or obtain exemption for the Warrant Shares for, sale to the holder of this Warrant upon the exercise hereof under applicable securities or "blue sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the holder of this Warrant within twenty (20) days of such date; provided, however, that the Company shall not be required to qualify as a foreign corporation or file a general consent to service of process in any such jurisdiction.

     4. Antidilution Provisions. During the Exercise Period, the Exercise Price and the number of Warrant Shares issuable upon the exercise of the Warrants, shall be subject to adjustment from time to time as provided in this Section 4.

         In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent; provided that, in no event shall the Exercise Price per share be reduced below $0.01.

         (a) Subdivision or Combination of Common Stock. If the Company, at any time during the Exercise Period, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time during the Exercise Period, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

         (b) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 4 other than a Company Reduction as defined in Section 4(k), the number of shares of Common Stock issuable upon exercise of this Warrant shall be increased or decreased to equal the quotient obtained by dividing (i) the product of (A) the Exercise Price in effect immediately prior to such adjustment, multiplied by (B) the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment, by (ii) the adjusted Exercise Price.

         (c) Consolidation, Merger or Sale. In case of any consolidation of the Company with, or merger of the Company into, any other entity, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company at any time during the Exercise Period, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities, cash or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to cause the provisions of this Section 4 thereafter to be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant. The Company will not effect any consolidation, merger or sale or conveyance of all or substantially all of its assets unless prior to the consummation thereof, the successor entity (if other than the Company) assumes by written instrument the obligations under this Warrant and the obligations to deliver to the holder of this Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the holder may be entitled to acquire. If a transaction constitutes or results in a Change of Control, then at the request of the holder hereof delivered before the 90th day after such transaction, the Company (or any such successor or surviving entity) will purchase the Warrant from the holder of this Warrant for a purchase price, payable in cash within five (5) Business Days after such request (or, if later, on the effective date of such transaction), equal to the Black-Scholes value of the remaining unexercised portion of this Warrant on the date of such request. For the purposes of this Section, "Change of Control" means the consummation of a "Rule 13e-3 transaction" as defined in Rule 13e-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to the Company that is initiated by a member of the Company's management (but not a Rule 13e-3 transaction initiated by the holder of this Warrant, any of its affiliates or any officers, directors or managers of such holder or its affiliates).

         (d) Distribution of Assets. In case the Company shall declare or make any distribution of its assets (other than cash) (or rights to acquire its assets (other than cash)) to all holders of Common Stock as a partial liquidating dividend, stock repurchase, by way of return of capital or otherwise (including any dividend or distribution to the Company's stockholders of shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), at any time during the Exercise Period, then, upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, the holder of this Warrant shall be entitled to receive its pro-rata amount of such assets (or such rights) as would have been payable to the holder had such holder been the holder of such shares of Common Stock on the record date for the determination of stockholders entitled to such Distribution.

         (e) Notice of Adjustment. Upon the occurrence of any event which requires any adjustment of the Exercise Price other than a Company Reduction as defined in Section 4(k), then, and in each such case, the Company shall give notice thereof to the holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares issuable upon exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

         (f) Minimum Adjustment of the Exercise Price. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

         (g) No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the closing bid price of a share of Common Stock on the Principal Market on the date of such exercise.

         (h)  Other Notices. In case at any time:

              (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution (other than dividends or distributions payable in cash out of retained earnings consistent with the Company's past practices with respect to declaring dividends and making distributions) to the holders of the Common Stock;

              (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

              (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

              (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the holder of this Warrant
(a) notice of the date or estimated date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable estimate thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least fifteen (15) days prior to the record date or the date on which the Company's books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above. Notwithstanding the foregoing, the Company may publicly disclose the substance of any notice delivered hereunder prior to delivery of such notice to the holder of this Warrant.

         (i) Certain Events. If, at any time during the Exercise Period, any event occurs of the type contemplated by the adjustment provisions of this
Section 4 but not expressly provided for by such provisions, the Company will give notice of such event as provided in Section 4(e) hereof, and the Company's Board of Directors will make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock acquirable upon exercise of this Warrant so that the rights of the holder shall be neither enhanced nor diminished by such event.

         (j)  Certain Definitions.

              (i) "Business Day" means any day, other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close.

              (ii) "Common Stock," for purposes of this Section 4, includes the Common Stock and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Warrant shall include only Common Stock in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Section 4(c) hereof, the stock or other securities or property provided for in such Section.

              (iii) "Principal Market" means the Over-the-Counter Bulletin Board or, if the Common Stock is not traded on the Over-the-Counter Bulletin Board, then the principal securities exchange or trading market for the Common Stock.

         (k) Adjustment of Exercise Price by the Company. To the extent permitted by applicable law, the Company at any time shall have the right to reduce the Exercise Price (a "Company Reduction") by any amount for any period of time; provided that the conditions of this Section 4(k) are satisfied. The Company may exercise its right to Company Reduction by delivering to the holder of this Warrant written notice (a "Company Reduction Notice") at least fifteen
(15) Business Days prior to the first day of the Company Reduction Period (as defined below). The Company Reduction Notice shall state the reduced Exercise Price (the "Alternative Exercise Price") and the period (the "Company Reduction Period") during which the Alternative Exercise Price will be in effect, which Company Reduction Period must be at least fifteen (15) Business Days in duration. A Company Reduction Notice shall be irrevocable. The Exercise Price shall be adjusted upon the expiration of the Company Reduction Period to the Exercise Price that otherwise would then be in effect if the Company Reduction had not occurred. Notwithstanding anything to the contrary in this Section 4(k), the Alternative Exercise Price shall at no time be greater than the Exercise Price that otherwise would be in effect during such Company Reduction Period if such Company Reduction had not occurred.

     5. Issue Tax. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

     6. No Rights or Liabilities as a Stockholder. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     7.  Transfer, Exchange, Redemption and Replacement of Warrant.

         (a) Restriction on Transfer. This Warrant and the rights granted to the holder hereof are transferable in whole or in part, at any one time, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in
Section 7(e) below; provided, however, that any transfer or assignment shall be subject to the conditions set forth herein. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary.

         (b) Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Section 7(e) below, for new Warrants of like tenor of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrant to represent the right to purchase such number of shares as shall be designated by the holder hereof at the time of such surrender.

         (c) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         (d) Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 7, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the holder or transferees) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 7.

         (e) Warrant Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

         (f) Exercise or Transfer Without Registration. If, at the time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder), shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange, (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be reasonably acceptable to the Company and shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such exercise, transfer, or exchange may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance reasonably acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act; provided, that no such opinion, letter, or status as an "accredited investor" shall be required in connection with a transfer pursuant to Rule 144 under the Securities Act.

         (g) Limitation on Number of Warrant Shares. Notwithstanding any provision hereof to the contrary, the Company shall not be obligated to issue any Warrant Shares upon exercise of the Warrant if the issuance of such shares would exceed that number of shares which the Company may issue upon exercise of the Warrant (the "Exchange Cap") without breaching the Company's obligations under the rules and regulations of the Principal Market, except that such limitation shall not apply in the event that the Company obtains the approval of its stockholders as required by the applicable rules of the Principal Market (or any successor rule or regulation) for issuances of Shares in excess of such amount. Until such approval is obtained, no holder shall be issued, upon exercise of the Warrant, Shares in an amount greater than the Exchange Cap. In the event that any holder shall sell or otherwise transfer any of such holder's Warrant, the transferee shall be allocated a pro rata portion of such holder's Exchange Cap amount. The restrictions contained in this Section 7(g) may not be amended without the consent of the holder of this Warrant and the holders of a majority of the Company's outstanding Common Stock.

     8. Registration Rights. The holder of this Warrant is entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in Section 8 of that certain Stock Purchase Warrant, dated June 28, 2005, pursuant to which this Warrant was issued (the "Master Warrant"). The term "Registration Statement" as used herein shall have the meaning assigned to it in the Master Warrant.

     9. Notices. Any notices required or permitted to be given under the terms of this Warrant shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier, or by confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

          If to the Company:

          Simtek Corporation
          4250 Buckingham Dr., Suite 100
          Colorado Springs, CO 80907
          Telephone No.: (719) 531-9444
          Telecopier No.: (719) 531-9481
          Attention: Harold Blomquist, President

          With a copy to:

          Holme Roberts & Owen LLP
          90 S. Cascade Avenue, Suite 1300
          Colorado Springs, CO 80903
          Telephone No.:  (719) 473-3800
          Telecopier No.:  (719) 633-1518
          Attention:  Hendrik F. Jordaan, Esq.


     If to the holder, at such address as such holder shall have provided in writing to the Company, or at such other address as such holder furnishes by notice given in accordance with this Section 9.


10. Governing Law; Venue; Waiver Of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this warrant shall be governed by and construed and enforced in accordance with the laws of the State of Texas. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the city of Dallas, Texas, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the transaction documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The Company hereby waives all rights to a trial by jury.

11.      Miscellaneous.

         (a) Amendments. Except as provided in Section 7(g) hereof, this Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the holder hereof.

         (b) Descriptive Headings. The descriptive headings of the several Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

         (c) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

         (d) Subject to the restrictions on transfer set forth herein, this Warrant may be assigned by the holder. This Warrant may not be assigned by the Company. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the holder any legal or equitable right, remedy or cause of action under this Warrant.

         (e) The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder hereof against impairment. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, (ii) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant, and (iii) will not close its stockholder books or records in any manner which interferes with the timely exercise of this Warrant.

         (f) In addition to any other rights available to a holder hereof, if the Company fails to deliver to the holder hereof a certificate representing Warrant Shares by the tenth Business Day after the date on which delivery of such certificate is required by this Warrant, and if after such tenth Business Day the holder hereof purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the holder hereof of the Warrant Shares that the holder hereof anticipated receiving from the Company (a "Buy-In"), then the Company shall, within three (3) trading days after the holder hereof requests and in the discretion of the holder hereof, either (i) pay cash to the holder hereof in an amount equal to the holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the holder hereof a certificate or certificates representing such Common Stock and pay cash to the holder hereof in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the closing price on the date of the event giving rise to the Company's obligation to deliver such certificate. Notwithstanding anything to the contrary, this Section 11(f) shall not apply if the Company fails to timely perform due to the transfer agent's failure to timely deliver the certificates or otherwise effect the issuance in accordance with the instructions from the Company.

         (g) The Company's obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the holder hereof to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the holder hereof or any other Person of any obligation to the Company or any violation or alleged violation of law by the holder hereof or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the holder hereof in connection with the issuance of Warrant Shares. Nothing herein shall limit a right of the holder hereof to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.


                                    SIMTEK CORPORATION


                                    By:
                                           -------------------------------------
                                    Name:
                                           -------------------------------------
                                    Title:
                                           -------------------------------------

                           FORM OF EXERCISE AGREEMENT

         (To be Executed by the holder in order to Exercise the Warrant)

     To:   Simtek Corporation
           4250 Buckingham Dr., Suite 100
           Colorado Springs, CO 80907
           Telephone No.: (719) 531-9444
           Telecopier No.: (719) 531-9481
           Attention: Harold Blomquist, President

     The undersigned hereby irrevocably exercises the right to purchase _____________ shares of the Common Stock, $.01 par vale per share, of SIMTEK CORPORATION, a corporation organized under the laws of the State of Colorado (the "Company"), and tenders herewith payment of the Exercise Price in full, in the amount of $_____________, in cash, by certified bank check or by wire transfer of immediately available funds for the account of the Company or exercises this Warrant pursuant to the "cashless exercise" provisions thereof; and

     The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

[ ] The undersigned requests that the Company cause its transfer agent to electronically transmit the Common Stock issuable pursuant to this Exercise Agreement to the account of the undersigned or its nominee (which is _________________) with DTC through its Deposit Withdrawal Agent Commission System ("DTC Transfer").

[ ] In lieu of receiving the shares of Common Stock issuable pursuant to this Exercise Agreement by way of DTC Transfer, the undersigned hereby requests that the Company cause its transfer agent to issue and deliver to the undersigned physical certificates representing such shares of Common Stock.

     The undersigned requests that a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant, in the name of the Holder and delivered to the undersigned at the address set forth below:


Dated:
       ----------------------              -------------------------------------
                                           Signature of Holder

                                           -------------------------------------
                                           Name of Holder (Print)
                                           Address:

                                           -------------------------------------

                                           -------------------------------------

                                           -------------------------------------

                               FORM OF ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the attached Warrant, with respect to the number of shares of Common Stock covered thereby issuable pursuant to the attached Warrant set forth hereinbelow, to:


Name of Assignee                   Address                          No of Shares
----------------                   -------                          ------------



and hereby irrevocably constitutes and appoints _______________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.


Dated: _____________________, ____

In the presence of

------------------------------

                                Name:
                                     --------------------------------------


                                     Signature:
                                               ----------------------------
                                     Title of Signing Officer or Agent (if any):

                                              --------------------------
                                     Address:
                                              --------------------------

                                              --------------------------


                                     Note: The above signature should correspond
                                           exactly with the name on the face of
                                           the within Warrant.